UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2020 (March 3, 2020)

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary	NC	27513

(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $.01 par value per share	CNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on February 14, 2020, Bradley S. Little ceased to serve as our Senior Vice President, Finance, Commercial Business Unit effective February 28, 2020 (the “Separation Date”).
On March 3, 2020, the Company and Mr. Little entered into a separation agreement and release of claims (the “Separation Agreement”), which provides for the terms of Mr. Little’s separation and resignation from the Company and all of its subsidiaries, affiliates and related entities, effective as of February 28, 2020, and confirms the severance payments and benefits as set forth in Mr. Little’s employment agreement with the Company dated June 1, 2016. The Separation Agreement also confirms treatment of Mr. Little’s equity awards in accordance with the terms of the Company’s 2003 Long-Term Stock Incentive Plan, as amended and the applicable stock award agreements issued to Mr. Little thereunder.
Pursuant to the Separation Agreement, Mr. Little has agreed to honor certain covenants for confidentiality, non-disparagement, non-competition and non-solicitation, including the restrictive covenants contained in the Employment Agreement, Plan and stock award agreements issued to Mr. Little. In addition, Mr. Little has agreed under the Separation Agreement to make himself reasonably available to confer with the Company on business matters related to his former employment as requested by the Company for up to ten hours per month during the 12 weeks following the Separation Date.
The foregoing description of the Separation Agreement is a summary and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Separation Agreement between the Company and Bradley S. Little, dated March 3, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Todd R. Moore
	Name:	Todd R. Moore
	Title:	Executive Vice President, Chief Legal, Risk & Compliance Officer, and Corporate Secretary

Date: March 6, 2020